UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 14, 2004
(Date of earliest event reported)

Mitcham Industries, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas (Address of principal executive offices)		77342 (Zip Code)

936-291-2277
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed as a part of this report:

99	Mitcham Industries, Inc. press release dated June 14, 2004.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99 is being furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition.

     On June 14, 2004, Mitcham Industries, Inc. issued a press release announcing earnings for the first quarter ended April 30, 2004. The text of the press release is attached to this report as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: June 14, 2004	By:	/s/ Christopher C. Siffert
Christopher C. Siffert
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99	Mitcham Industries, Inc. press release dated June 14, 2004.

3